UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 29, 2024

BAIYU Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36055	45-4077653
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

139, Xinzhou 11th Street, Futian District

Shenzhen, Guangdong, PRC 518000

(Address of Principal Executive Offices)

+86 (0755) 82792111

(Issuer’s telephone number)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	BYU	Nasdaq Capital Market

Item 1.01 Entry into a Material Definitive Agreement.

On August 23, 2024, BMYA New Energy Technology Inc. (“BMYA” or the “Supplier”), a corporation organized under the laws of the State of Delaware and a subsidiary of BAIYU Holdings, Inc. (the “Company”), entered into a Contract of Purchase and Sale (the “PSC”) with Feng’s Auto Parts Inc. (the “Purchaser”), a U.S.-based auto parts supplier, for the purchase and sale of electric lithium batteries (the “Products”). Pursuant to the PSC, the Purchaser will purchase 50,000 sets of electric lithium batteries from the Supplier at a unit purchase price of $1,200 per set, amounting to a total purchase price of $60 million. The total consideration of $60 million will be paid in cash, with 35% of the amount to be paid by the Purchaser as a deposit on the signing date of the PSC and the remaining 65% to be paid within two working days after the inspection and acceptance of the Products. The closing of this transaction is expected to occur in or around May 2025.

Pursuant to the PSC, among other things, the delivery place is at the port of Los Angeles, U.S.A. with customs clearance borne by the Purchaser; the quality and acceptance of the batteries are based on American standards, specifically 6V or 12V with a current range of 100Ah to 300Ah; the transfer of ownership and risk occurs upon the completion of the port delivery inspection.

The PSC is filed as Exhibit 10.1 to this Current Report on Form 8-K and such document is incorporated herein by reference. The foregoing disclosure of the PSC is only a brief description of the material terms of the PSC, and does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to such exhibit.

Item 9.01 Financial Statement and Exhibits

(d) Exhibits

10.1	Contract of Purchase and Sale entered into by and between BMYA New Energy Technology Inc., and Feng’s Auto Parts Inc., dated August 23, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAIYU HOLDINGS, INC.

Date: August 29, 2024	By:	/s/ Renmei Ouyang
	Name:	Renmei Ouyang
	Title:	Chief Executive Officer

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